UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08188

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND, INC.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2005

Date of reporting period:    October 31, 2005


ITEM 1.   REPORTS TO STOCKHOLDERS.



[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


AllianceBernstein Emerging Market Debt Fund


Annual Report

October 31, 2005


ANNUAL REPORT

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

December 22, 2005

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Emerging Market Debt Fund (the "Fund") for the annual reporting period ended October 31, 2005.

Investment Objectives and Policies

This open-end fund is designed to provide investors with a high level of current income and, secondarily, capital appreciation. To achieve its objectives, the Fund invests primarily in a non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. The Fund invests substantially all of its assets in lower-rated securities.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global), which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, for the six- and 12-month periods ended October 31, 2005.

The Fund's Class A shares outperformed the benchmark for both the six- and 12-month periods ended October 31, 2005. Contributing positively to performance was the Fund's overweight position in Latin America, particularly Venezuela. Some Latin American countries benefited from higher commodity and oil prices as well as improved economic fundamentals. The Latin region also benefited from improvement in its debt dynamics by pre-funding approximately 75% of the region's 2006 external financing needs.

Venezuela contributed positively to the Fund's performance, helped by higher oil prices and speculation that the Venezuelan government will begin to pay back debt. Argentina also enhanced the Fund's performance during the six-month period ended October 31, 2005, as the country benefited from the completion of its debt restructuring and very strong economic growth.

The Fund's overweight exposure to Ecuador during the months of April and May 2005 detracted from the Fund's performance during the period under review. Earlier in the period, an overweight position in Ecuador was favored based on valuation, potential ratings upgrades and the country's ability to finance itself. Political turmoil in April, however, superceded the country's positive fundamentals and caused Ecuador's bond prices to plummet. The Fund's security selection also detracted from performance as it was too defensive relative to U.S. interest rates. The Fund's duration remained shorter than the benchmark as the Global Fixed Income Emerging Market Investment Team expected interest rates to rise and negatively impact bond prices.

Market Review and Investment Strategy

The emerging market debt class posted the strongest returns within the fixed-income sectors of the market for the 12-month period ended October 31, 2005, returning 10.54% according to the J.P. Morgan Emerging Markets Bond Index Global. Spreads continued to tighten an additional 157 basis points to end the period at 242 basis points over Treasuries. The emerging markets enjoyed strong investor


_______________________________________________________________________________

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 1


demand, a favorable low global interest rate environment, strong global liquidity and improving individual country fundamentals. Additionally, many emerging debt countries markedly improved their external debt dynamics and pre-funded their debt obligations through 2006.

For the annual period, 30 of 31 countries represented within the Index posted positive returns, with the Latin region at 11.18% outpacing non-Latin countries at 9.63%. Several Latin countries benefited from improved export demand and strong commodity prices, particularly oil. Countries outperforming for the annual period included the Dominican Republic at 31.62%, Uruguay at 21.57%, the Philippines at 15.36%, oil producing Venezuela at 18.04% and Russia at 14.55%. Underperforming countries for the period included the Ivory Coast at -4.29%, Bulgaria at 1.35% and Thailand at 1.49%.

During the reporting period, allocations to the Fund's core emerging market countries (Brazil, Argentina, Russia, Colombia, Mexico, Turkey and Venezuela) were maintained. The Fund continued to overweight the Latin American region as these countries benefited from improving macroeconomic fundamentals and higher commodity prices. The Fund was also positioned with a neutral spread exposure; however, it remained defensive against interest rate risk.

Individual emerging countries favored in the Fund during the 12-month period ended October 31, 2005 included Russia, which was one of the best performing countries outside of Latin America due to its continued benefit from higher oil revenues, strong fiscal performance and debt prepayments. The Fund also recently favored Argentina based on very strong growth (10.1% gross domestic product growth in the second quarter of 2005), solid growth in reserves and improvement in the political system with the president recently consolidating gains. The Fund's exposure to Peru was also increased as economic growth continued to outpace most Latin countries on strong demand for its exports. Exports doubled in Peru during 1999-2004, led by mining, and growth which has averaged 5% per annum. The Ukraine, which experienced strong economic growth and ratings upgrades, was also favored. Lastly, the Fund's exposure to Ecuador was significantly reduced. Although credit fundamentals in this country are sound, political volatility warranted caution.


_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The JPM EMBI Global tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, eurobonds. Investors cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

A substantial amount of the Fund's assets will be invested in foreign securities in emerging market nations which can magnify portfolio value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Fund includes risks not associated with funds that invest exclusively in U.S. issues. The Fund can invest a significant portion of its assets in the securities of a single issuer, which may present greater risk than a more diversified portfolio. Price fluctuation in the Fund's portfolio securities may be caused by changes in interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. High Yield and lower-rated bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)

                                                               Returns
THE FUND VS. ITS BENCHMARK                            -------------------------
PERIODS ENDED OCTOBER 31, 2005                         6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Emerging Market Debt Fund
   Class A                                               7.01%        10.70%
-------------------------------------------------------------------------------
   Class B                                               6.56%         9.81%
-------------------------------------------------------------------------------
   Class C                                               6.55%         9.81%
-------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Global           6.79%        10.54%
-------------------------------------------------------------------------------


GROWTH OF A $10,000 INVESTMENT IN THE FUND
10/31/95 TO 10/31/05

AllianceBernstein Emerging Market Debt Fund Class A: $37,797
J.P. Morgan Emerging Markets Bond Index Global: $36,232


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                            AllianceBernstein             J.P. Morgan
                             Emerging Market            Emerging Markets
                            Debt Fund Class A          Bond Index Global
-------------------------------------------------------------------------------
       10/31/95                 $  9,575                    $ 10,000
       10/31/96                 $ 13,979                    $ 14,085
       10/31/97                 $ 14,397                    $ 15,661
       10/31/98                 $ 11,912                    $ 14,117
       10/31/99                 $ 14,203                    $ 17,100
       10/31/00                 $ 17,652                    $ 20,209
       10/31/01                 $ 17,784                    $ 21,322
       10/31/02                 $ 21,292                    $ 22,731
       10/31/03                 $ 30,264                    $ 29,058
       10/31/04                 $ 34,144                    $ 32,777
       10/31/05                 $ 37,797                    $ 36,232


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Emerging Market Debt Fund Class A shares (from 10/31/95 to 10/31/05) as compared to the performance of the Fund's benchmark. The chart assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2005
--------------------------------------------------------------

                            NAV Returns        SEC Returns
Class A Shares
1 Year                         10.70%              6.02%
5 Years                        16.44%             15.44%
10 Years                       14.70%             14.21%
SEC Yield*                      5.04%

Class B Shares
1 Year                          9.81%              6.81%
5 Years                        15.51%             15.51%
10 Years(a)                    14.16%             14.16%
SEC Yield*                      4.50%

Class C Shares
1 Year                          9.81%              8.81%
5 Years                        15.51%             15.51%
10 Years                       13.82%             13.82%
SEC Yield*                      4.50%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2005)
--------------------------------------------------------------

Class A Shares
1 Year                                             9.43%
5 Years                                           15.22%
10 Years                                          14.40%

Class B Shares
1 Year                                            10.38%
5 Years                                           15.25%
10 Years(a)                                       14.33%

Class C Shares
1 Year                                            12.50%
5 Years                                           15.25%
10 Years                                          14.01%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2005.

See Historical Performance disclosures on page 3.


_______________________________________________________________________________

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              Beginning             Ending
                                            Account Value       Account Value     Expenses Paid
                                             May 1, 2005      October 31, 2005    During Period*
--------------------------------------------------------------------------------------------------
Class A
Actual                                           $1,000           $1,070.14          $ 6.63
--------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.80          $ 8.46
--------------------------------------------------------------------------------------------------
Class B
Actual                                           $1,000           $1,065.57          $10.26
--------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,015.27          $10.01
--------------------------------------------------------------------------------------------------
Class C
Actual                                           $1,000           $1,065.48          $10.20
--------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,015.32          $ 9.96
--------------------------------------------------------------------------------------------------

* Expenses are equal to the classes' annualized expense ratios of 1.72%, 1.97% and 1.96%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


PORTFOLIO SUMMARY
October 31, 2005


PORTFOLIO STATISTICS
Net Assets ($mil): $358.9


SECURITY TYPE BREAKDOWN*

     71.9%   Sovereign Debt Obligations
     11.8%   Corporate Debt Obligations           [PIE CHART OMITTED]

     16.3%   Short-Term


* All data are as of October 31, 2005. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


_______________________________________________________________________________

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 7


PORTFOLIO OF INVESTMENTS
October 31, 2005
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-78.4%
Argentina-5.8%
Republic of Argentina
  4.005%, 8/03/12 FRN                                $ 14,564     $  13,049,602
  8.28%, 12/31/33(a)                                    8,059         7,845,107
                                                                  -------------
                                                                     20,894,709
                                                                  -------------
Belize-0.1%
Government of Belize
  9.50%, 8/15/12                                          472           344,560
                                                                  -------------
Brazil-15.3%
Federal Republic of Brazil
  8.00%, 1/15/18                                        3,173         3,279,296
  8.25%, 1/20/34                                        2,679         2,606,667
  9.25%, 10/22/10                                       1,265         1,388,970
  10.50%, 7/14/14                                       2,517         2,957,475
  11.00%, 8/17/40(a)(b)                                13,956        16,768,133
  12.00%, 4/15/10                                       2,675         3,196,625
  12.75%, 1/15/20                                      12,088        16,216,052
  14.50%, 10/15/09                                      1,075         1,370,625
  DCB FRN
  Series L
  5.25%, 4/15/12                                        7,432         7,255,387
                                                                  -------------
                                                                     55,039,230
                                                                  -------------
Bulgaria-0.4%
Republic of Bulgaria
  8.25%, 1/15/15(c)                                     1,124         1,343,180
                                                                  -------------
Colombia-2.3%
Republic of Colombia
  10.75%, 1/15/13                                       1,000         1,215,000
  11.75%, 2/25/20                                       5,301         7,129,845
                                                                  -------------
                                                                      8,344,845
                                                                  -------------
Dominican Republic-1.0%
Dominican Republic
  9.04%, 1/23/18(c)                                       101           107,721
  9.50%, 9/27/11(c)                                     3,183         3,390,270
                                                                  -------------
                                                                      3,497,991
                                                                  -------------
El Salvador-1.0%
Republic of El Salvador
  7.625%, 9/21/34(c)                                      872           939,580
  7.65%, 6/15/35(c)                                     1,609         1,600,955
  8.50%, 7/25/11(c)                                     1,000         1,117,000
                                                                  -------------
                                                                      3,657,535
                                                                  -------------


_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Indonesia-1.1%
Republic of Indonesia
  6.75%, 3/10/14(c)                                  $  2,645     $   2,565,650
  7.25%, 4/20/15(c)                                     1,456         1,430,520
                                                                  -------------
                                                                      3,996,170
                                                                  -------------
Lebanon-1.3%
Lebanese Republic
  7.875%, 5/20/11(c)                                      875           880,469
  10.125%, 8/06/08(c)                                   3,048         3,291,840
  11.625%, 5/11/16(c)                                     394           470,830
                                                                  -------------
                                                                      4,643,139
                                                                  -------------
Mexico-14.3%
United Mexican States
  7.50%, 1/14/12                                        1,950         2,160,600
  8.125%, 12/30/19                                     11,750        14,053,000
  11.375%, 9/15/16                                      2,901         4,191,945
  Series A
  6.375%, 1/16/13                                       7,582         7,942,145
  8.00%, 9/24/22                                       11,826        14,061,114
  9.875%, 2/01/10                                       7,600         8,930,000
                                                                  -------------
                                                                     51,338,804
                                                                  -------------
Morocco-0.3%
Kingdom of Morocco Loan Participation FRN
  Series A
  4.81%, 1/02/09                                          873           872,533
                                                                  -------------
Nigeria-1.0%
Central Bank of Nigeria
  6.25%, 11/15/20(d)                                    3,500         3,504,550
                                                                  -------------
Panama-2.1%
Republic of Panama
  8.875%, 9/30/27                                       1,600         1,860,000
  9.375%, 7/23/12-4/01/29                               1,311         1,578,490
  9.625%, 2/08/11                                       1,695         1,949,250
  10.75%, 5/15/20                                       1,550         2,104,125
                                                                  -------------
                                                                      7,491,865
                                                                  -------------
Peru-3.1%
Republic of Peru
  7.35%, 7/21/25                                        1,801         1,819,010
  8.375%, 5/03/16                                       1,995         2,249,363
  8.75%, 11/21/33                                       5,993         6,891,949
  9.875%, 2/06/15                                          39            48,068
                                                                  -------------
                                                                     11,008,390
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 9


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Philippines-4.5%
Republic of Philippines
  8.875%, 3/17/15                                    $  7,448     $   7,820,400
  9.00%, 2/15/13                                        1,650         1,747,350
  9.50%, 2/02/30                                        1,442         1,521,310
  9.875%, 1/15/19                                       1,850         2,053,500
  10.625%, 3/16/25                                      2,569         2,964,626
                                                                  -------------
                                                                     16,107,186
                                                                  -------------
Russia-10.9%
Russian Federation
  5.00%, 3/31/30(c)(d)                                 18,164        20,163,852
  11.00%, 7/24/18(c)                                    1,615         2,349,825
Russian Ministry of Finance
  Series VII
  3.00%, 5/14/11                                       19,080        16,599,600
                                                                  -------------
                                                                     39,113,277
                                                                  -------------
Turkey-5.5%
Republic of Turkey
  7.00%, 6/05/20                                        3,800         3,705,000
  7.375%, 2/05/25                                       1,330         1,316,700
  11.00%, 1/14/13                                       1,130         1,422,670
  11.50%, 1/23/12                                       2,657         3,351,806
  11.75%, 6/15/10                                       2,448         3,002,472
  11.875%, 1/15/30                                      4,894         7,091,406
                                                                  -------------
                                                                     19,890,054
                                                                  -------------
Ukraine-1.0%
Government of Ukraine
  6.875%, 3/04/11(c)                                      735           758,888
  7.65%, 6/11/13(c)                                       677           726,083
  11.00%, 3/15/07(c)                                    1,957         2,052,270
                                                                  -------------
                                                                      3,537,241
                                                                  -------------
Uruguay-1.0%
Republic of Uruguay
  7.50%, 3/15/15                                          336           329,280
  7.875%, 1/15/33(e)                                    1,337         1,270,045
  9.25%, 5/17/17                                        1,773         1,923,705
                                                                  -------------
                                                                      3,523,030
                                                                  -------------
Venezuela-6.4%
Republic of Venezuela
  5.19%, 4/20/11 FRN(c)                                 1,780         1,762,200
  8.50%, 10/08/14                                         330           359,700
  9.25%, 9/15/27(a)                                    12,228        14,245,620
  10.75%, 9/19/13                                       5,537         6,755,140
                                                                  -------------
                                                                     23,122,660
                                                                  -------------
Total Sovereign Debt Obligations
  (cost $258,520,720)                                               281,270,949
                                                                  -------------


_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-12.8%
Brazil-0.6%
PF Export Receivables Master Trust
  6.436%, 6/01/15(c)                                 $  2,203     $   2,191,303
                                                                  -------------
Hong Kong-0.4%
Noble Group Ltd.
  6.625%, 3/17/15(c)                                    1,468         1,329,383
                                                                  -------------
Indonesia-0.5%
Freeport-McMoRan Copper & Gold
  10.125%, 2/01/10                                      1,550         1,705,000
                                                                  -------------
Jamaica-0.3%
Digicel Ltd.
  9.25%, 9/01/12(c)                                     1,072         1,104,160
                                                                  -------------
Kazakhstan-1.0%
Kazkommerts International BV
  8.50%, 4/16/13(c)                                       650           677,625
Petrokazakhstan Finance
  9.625%, 2/12/10(c)                                      900         1,003,500
TengizChevroil Finance Co.
  6.124%, 11/15/14(c)                                     787           788,968
TurAnalem Finance BV
  10.00%, 5/29/07(c)                                    1,000         1,075,500
                                                                  -------------
                                                                      3,545,593
                                                                  -------------
Mexico-1.4%
America Movil SA de C.V.
  6.375%, 3/01/35                                         925           864,875
Innova S de. R.L., SA
  9.375%, 9/19/13                                       3,180         3,545,700
Monterrey Power SA De C. V.
  9.625%, 11/15/09(c)                                     587           665,686
                                                                  -------------
                                                                      5,076,261
                                                                  -------------
People's Republic of China-0.4%
Chaoda Modern Agricultural Hldgs., Ltd.
  7.75%, 2/08/10(c)                                     1,416         1,373,520
                                                                  -------------
Peru-0.3%
Southern Copper Corp.
  6.375%, 7/27/15(c)                                    1,021           997,488
                                                                  -------------
Romania-0.3%
MobiFon Copper Corp.
  12.50%, 7/31/10                                       1,100         1,287,000
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 11


                                                    Shares or
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Russia-7.4%
Aries Vermogensverwaltng
  Series C
  9.60%, 10/25/14(c)                                 $  9,000     $  11,531,700
Citigroup (JSC Severstal)
  9.25%, 4/19/14(c)                                       810           868,644
Gazprom Oao
  9.625%, 3/01/13(c)                                    8,760        10,424,400
Gazstream, SA
  5.625%, 7/22/13(c)                                      738           728,775
Mobile Telesystems Finance
  9.75%, 1/30/08(c)                                     1,500         1,597,500
Russian Standard Finance
  7.50%, 10/07/10(c)                                    1,273         1,252,314
Tyumen Oil
  11.00%, 11/06/07(c)                                     280           305,060
                                                                  -------------
                                                                     26,708,393
                                                                  -------------
Ukraine-0.2%
Kyivstar
  10.375%, 8/17/09(c)                                     600           659,250
                                                                  -------------
Total Corporate Debt Obligations
  (cost $44,433,393)                                                 45,977,351
                                                                  -------------
WARRANTS(f)-0.0%
Central Bank of Nigeria
  Warrants, expiring 11/15/20                           2,500            55,000
Republic of Venezuela
  Warrants, expiring 4/15/20                           48,195                -0-
                                                                  -------------
Total Warrants
  (cost $0)                                                              55,000
                                                                  -------------
SHORT-TERM INVESTMENTS-17.7%
Time Deposits-17.7%
Royal Bank of Canada
  3.95%, 11/01/05                                    $ 15,800        15,800,000
Societe Generale
  4.03%, 11/01/05                                      15,800        15,800,000
State Street Bank & Trust
  4.00%, 11/01/05                                      15,800        15,800,000
The Bank of New York
  2.75%, 11/01/05                                         487           487,000
Toronto Dominion Bank
  3.88%, 11/01/05                                      15,800        15,800,000
                                                                  -------------
Total Short-Term Investments
  (cost $63,687,000)                                                 63,687,000
                                                                  -------------


_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


                                                                   U.S. $ Value
-------------------------------------------------------------------------------
Total Investments-108.9%
  (cost $366,641,113)                                             $ 390,990,300
Other assets less liabilities-(8.9%)                                (32,046,625)
                                                                  -------------
Net Assets-100%                                                   $ 358,943,675
                                                                  =============


CALL OPTIONS WRITTEN (see Note D)

                                                 Exercise      Expiration
Description                    Contracts(g)       Price           Month       U.S. $ Value
---------------------------------------------------------------------------------------------
Federal Republic of Brazil
11.00%, 8/17/40                  1,872,000       $119.90         Nov '05        $(35,193)
11.00%, 8/17/40                  2,320,000        120.00         Nov '05         (33,872)
11.00%, 8/17/40                  4,503,000        120.15         Nov '05         (13,098)
                                                                                --------
(premiums received $110,538)                                                    $(82,163)
                                                                                ========



CREDIT DEFAULT SWAP CONTRACTS (see Note D)

                                   Notional
Swap Counterparty &                 Amount       Interest      Termination      Unrealized
Referenced Obligation               (000's)         Rate          Date         Depreciation
---------------------------------------------------------------------------------------------
Buy Contracts:
--------------
Citigroup Global Markets, Inc.
  Federal Republic of Brazil
  12.25%, 3/06/30                    4,590          4.07%        8/20/15        $(185,241)
Citigroup Global Markets, Inc.
  Federal Republic of Brazil
  12.25%, 3/06/30                    3,300          4.14         4/20/10         (209,814)
Citigroup Global Markets, Inc.
  Republic of Columbia
  8.375%, 2/15/27                    1,450          3.02         1/20/10          (70,650)
Citigroup Global Markets, Inc.
  Republic of Hungary
  4.50%, 2/06/13                       900          0.50        11/26/13          (15,703)
Citigroup Global Markets, Inc.
  Republic of Philippines
  10.625%, 3/16/25                   1,410          5.60         3/20/14         (153,274)
CS First Boston
  Republic of Hungary
  4.75%, 2/03/15                     4,220          0.30        10/20/15           (1,469)
Deutsche Bank AG London
  Federal Republic of Brazil
  12.25%, 3/06/30                    3,300          4.02         4/20/10         (168,102)



_______________________________________________________________________________

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 13


CREDIT DEFAULT SWAP CONTRACTS (see Note D) (continued)

                                    Notional                                    Unrealized
Swap Counterparty &                  Amount      Interest      Termination     Appreciation/
Referenced Obligation               (000's)        Rate            Date       (Depreciation)
---------------------------------------------------------------------------------------------
Sale Contracts:
---------------
Citigroup Global Markets, Inc.
  Federal Republic of Brazil
  12.25%, 3/06/30                    7,110          3.09%        8/20/10        $ 171,724
Citigroup Global Markets, Inc.
  Federal Republic of Brazil
  12.25%, 3/06/30                    2,450          4.40         5/20/06          104,778
Citigroup Global Markets, Inc.
  Federal Republic of Brazil
  12.25%, 3/06/30                    6,930          1.98         4/20/07          113,375
Citigroup Global Markets, Inc.
  Republic of Columbia
  8.375%, 2/15/27                    2,900          1.13         1/20/07           28,897
Citigroup Global Markets, Inc.
  Republic of Philippines
  10.625%, 3/16/25                   1,410          4.95         3/20/09          116,868
CS First Boston
  Federal Republic of Brazil
  12.25%, 3/06/30                    1,900          6.90         6/20/07          226,638
CS First Boston
  Republic of Venezuela
  9.25%, 9/15/27                     3,280          3.17        10/20/15           34,185
Deutsche Bank AG London
  Federal Republic of Brazil
  12.25%, 3/06/30                    6,930          1.90         4/20/07          90,321
JP Morgan Chase & Co.
  Gazprom OAO
  10.50%, 10/21/09                   4,560          1.04        10/20/10         (73,580)
Morgan Stanley
  Federal Republic of Brazil
  10.125%, 5/15/27                   2,000         17.75         2/13/08         773,489
Morgan Stanley
  Federal Republic of Brazil
  12.25%, 3/06/30                    1,620          3.80         8/20/06          53,451



REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker                   Interest Rate       Maturity             Amount
-------------------------------------------------------------------------------
UBS AG                        0.10%          12/30/05          $  6,876,147
UBS AG                        0.15           11/01/05             8,737,248
UBS AG                        1.00           11/01/05             9,678,325
UBS AG                        2.90           11/01/05            13,421,311
                                                               ------------
                                                               $ 38,713,031
                                                               ============


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


(a) Position, or portion thereof, with an aggregate market value of $38,858,860 has been segregated to collateralize reverse repurchase agreements.

(b) Position, or portion thereof, with an aggregate market value of $10,447,042 has been segregated to collateralize written call options.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, the aggregate market value of these securities amounted to $83,525,909 or 23.3% of net assets.

(d) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2005.

(e)  Pay-In-Kind Payments (PIK).

(f)  Non-income producing security.

(g)  One contract relates to principal amount of $1.00.

Glossary of Terms:

DCB - Debt Conversion Bonds

FRN - Floating Rate Note


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 15


STATEMENT OF ASSETS & LIABILITIES
October 31, 2005

ASSETS
Investments in securities, at value (cost $366,641,113)          $  390,990,300
Cash                                                                  2,907,846
Unrealized appreciation of credit default swap contracts              1,713,726
Due from broker                                                          28,768
Interest receivable                                                   5,478,029
Receivable for investment securities sold                             2,446,964
Receivable for capital stock sold                                     1,845,447
                                                                 --------------
Total assets                                                        405,411,080
                                                                 --------------
LIABILITIES
Outstanding call options written, at value
  (premiums received $110,538)                                           82,163
Unrealized depreciation of credit default swap contracts                877,833
Reverse repurchase agreements                                        38,713,031
Payable for investment securities purchased                           4,246,620
Payable for capital stock redeemed                                    1,194,368
Dividends payable                                                       609,579
Distribution fee payable                                                178,540
Advisory fee payable                                                    152,297
Transfer agent fee payable                                               32,662
Administrative fee payable                                                7,950
Accrued expenses                                                        372,362
                                                                 --------------
Total liabilities                                                    46,467,405
                                                                 --------------
Net Assets                                                       $  358,943,675
                                                                 ==============
COMPOSITION OF NET ASSETS
Capital stock, at par                                            $       41,092
Additional paid-in capital                                          329,857,849
Distributions in excess of net investment income                       (940,231)
Accumulated net realized gain on investment transactions              4,771,510
Net unrealized appreciation of investments                           25,213,455
                                                                 --------------
                                                                 $  358,943,675
                                                                 ==============


CALCULATION OF MAXIMUM OFFERING PRICE PER SHARE

                                                         Net Asset Value and:
                                                    ----------------------------       Maximum
                                     Shares          Offering        Redemption       Offering
Class           Net Assets        Outstanding          Price            Price          Price *
-------------------------------------------------------------------------------------------------
A              $213,652,113        24,554,831              --            $8.70          $9.09
-------------------------------------------------------------------------------------------------
B              $ 53,629,421         6,112,270           $8.77               --             --
-------------------------------------------------------------------------------------------------
C              $ 91,662,141        10,425,240           $8.79               --             --
-------------------------------------------------------------------------------------------------


* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.

See notes to financial statements.


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


STATEMENT OF OPERATIONS
Year Ended October 31, 2005

INVESTMENT INCOME
Interest                                                           $ 24,745,207

EXPENSES
Advisory fee                                      $  1,692,769
Distribution fee--Class A                              576,725
Distribution fee--Class B                              577,048
Distribution fee--Class C                              886,071
Transfer agency                                        464,033
Custodian                                              286,175
Printing                                               210,033
Administrative                                          93,500
Audit                                                   79,176
Registration                                            73,732
Legal                                                   56,563
Directors' fees                                         24,541
Miscellaneous                                           21,957
                                                  ------------
Total expenses before interest                       5,042,323
Interest expense                                        23,169
                                                  ------------
Total expenses                                       5,065,492
Less: expense offset arrangement
  (see Note B)                                          (1,951)
                                                  ------------
Net expenses                                                          5,063,541
                                                                   ------------
Net investment income                                                19,681,666
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT TRANSACTIONS
Net realized gain on:
  Investment transactions                                            15,661,098
  Written options                                                       972,206
  Swap contracts                                                      1,237,270
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                        (3,620,900)
  Written options                                                        28,375
  Swap contracts                                                     (1,022,885)
                                                                   ------------
Net gain on investment transactions                                  13,255,164
                                                                   ------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                                  $ 32,936,830
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 17


STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                  October 31,      October 31,
                                                     2005             2004
                                                ==============   ==============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income                           $   19,681,666   $   19,078,526
Net realized gain on investment
  transactions                                      17,870,574       33,834,396
Net change in unrealized
  appreciation/depreciation
  of investments                                    (4,615,410)     (19,428,818)
                                                --------------   --------------
Net increase in net assets
  from operations                                   32,936,830       33,484,104

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
  Class A                                          (12,312,689)     (10,832,969)
  Class B                                           (3,269,508)      (5,187,126)
  Class C                                           (5,002,605)      (5,567,827)

CAPITAL STOCK TRANSACTIONS
Net increase (decrease)                             45,531,942      (16,645,832)
                                                --------------   --------------
Total increase (decrease)                           57,883,970       (4,749,650)

NET ASSETS
Beginning of period                                301,059,705      305,809,355
                                                --------------   --------------
End of period (including distributions
  in excess of net investment income
  of ($940,231) and ($1,360,572),
  respectively)                                 $  358,943,675   $  301,059,705
                                                ==============   ==============


See notes to financial statements.


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


NOTES TO FINANCIAL STATEMENTS
October 31, 2005

NOTE A

Significant Accounting Policies

AllianceBernstein Emerging Market Debt Fund, Inc. (the "Fund") was incorporated in the state of Maryland on December 2, 1993, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in


_______________________________________________________________________________

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 19


the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the year ended October 31, 2005, such fees amounted to $93,500.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by AGIS amounted to $207,836 for the year ended October 31, 2005.

For the year ended October 31, 2005, the Fund's expenses were reduced by $1,951 under an expense offset arrangement with AGIS.


_______________________________________________________________________________

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 21


AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $46,007 from the sale of Class A shares and received $554, $53,028, and $26,535 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2005.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $4,336,477 and $2,771,983 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2005, were as follows:

                                                   Purchases         Sales
                                                ==============   ==============
Investment securities (excluding
  U.S. government securities)                   $  339,945,163   $  298,298,532
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding written options and swap contracts) are as follows:

Cost                                                             $  367,522,064
                                                                 ==============
Gross unrealized appreciation                                    $   25,047,774
Gross unrealized depreciation                                        (1,579,538)
                                                                 --------------
Net unrealized appreciation                                      $   23,468,236
                                                                 ==============


_______________________________________________________________________________

22 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


1. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in written options for the year ended October 31, 2005, were as follows:

                                                   Number of        Premiums
                                                   Contracts        Received
                                                ==============   ==============
Options outstanding at
  October 31, 2004                                          -0-  $           -0-
Options written                                     84,240,000        1,082,744
Options terminated in closing
  purchase transactions                            (28,767,000)        (425,582)
Options expired                                    (46,778,000)        (546,624)
                                                --------------   --------------
Options outstanding at
  October 31, 2005                                   8,695,000   $      110,538
                                                ==============   ==============


_______________________________________________________________________________

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 23


2. Swap Agreements

The Fund may enter into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed payments from/(to) the respective counter-


_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


party, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At October 31, 2005, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $41,090,000, with net unrealized appreciation of $1,640,146 and terms ranging from 7 months to 10 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had Buy Contracts outstanding with a Notional Amount of $14,050,000 with respect to the same referenced obligations and same counterparties of certain Sale Contracts outstanding, which reduced its obligation to make payments on Sale Contracts to $27,040,000 as of October 31, 2005.

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended October 31, 2005, the Fund had commitments to enter reverse repurchase agreements aggregating $29,876,010, with an effective date of November 1, 2005.

For the year ended October 31, 2005, the average amount of reverse repurchase agreements outstanding was $4,106,624 and the daily weighted average interest rate was .80%.


_______________________________________________________________________________

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 25


NOTE E

Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
                      October 31,   October 31,    October 31,     October 31,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
Class A
Shares sold           13,079,969     7,343,810   $ 112,104,013   $  60,310,728
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              941,259       792,420       8,086,443       6,461,218
-------------------------------------------------------------------------------
Shares converted
  from Class B         1,270,473     2,824,893      10,880,150      23,286,830
-------------------------------------------------------------------------------
Shares redeemed       (9,402,756)   (9,517,206)    (80,940,940)    (77,151,613)
-------------------------------------------------------------------------------
Net increase           5,888,945     1,443,917   $  50,129,666   $  12,907,163
===============================================================================

Class B
Shares sold            1,384,103     2,061,321   $  11,976,377   $  17,175,862
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              263,501       368,402       2,279,523       3,031,744
-------------------------------------------------------------------------------
Shares converted
  to Class A          (1,259,862)   (2,809,287)    (10,880,150)    (23,286,830)
-------------------------------------------------------------------------------
Shares redeemed       (1,576,238)   (3,521,227)    (13,608,185)    (28,752,842)
-------------------------------------------------------------------------------
Net decrease          (1,188,496)   (3,900,791)  $ (10,232,435)  $ (31,832,066)
===============================================================================

Class C
Shares sold            2,767,601     3,460,960   $  24,024,470   $  28,938,238
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              333,601       391,534       2,892,701       3,224,389
-------------------------------------------------------------------------------
Shares redeemed       (2,460,570)   (3,669,381)    (21,282,460)    (29,883,556)
-------------------------------------------------------------------------------
Net increase             640,632       183,113   $   5,634,711   $   2,279,071
===============================================================================


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2005.


_______________________________________________________________________________

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 27


NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 were as follows:

                                              Year Ended       Year Ended
                                              October 31,      October 31,
                                                 2005             2004
                                            ==============   ==============
Distributions paid from:
  Ordinary income                           $   20,584,802   $   21,587,922
                                            --------------   --------------
Total taxable distributions                     20,584,802       21,587,922
                                            --------------   --------------
Total distributions paid                    $   20,584,802   $   21,587,922
                                            ==============   ==============

As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $      680,968
Accumulated capital and other gains                               5,476,734(a)
Unrealized appreciation/(depreciation)                           23,496,611(b)
                                                             --------------
Total accumulated earnings/(deficit)                         $   29,654,313(c)
                                                             ==============


(a) During the fiscal year, the Fund utilized capital loss carryforwards of $10,834,708.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and the difference between book and tax treatment of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.


During the current fiscal year, permanent differences, primarily due to the tax character of paydown gains/losses, tax treatment of swap income, and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income and a net decrease in accumulated net realized gain on investment transactions. This reclassification had no effect on net assests.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance


_______________________________________________________________________________

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 29


Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws, and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.


_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of



_______________________________________________________________________________

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 31


excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b) claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         Class A
                                       ----------------------------------------------------------------------------
                                              Year Ended          September 1,
                                              October 31,           2003 to           Year Ended August 31,
                                       ------------------------   October 31, -------------------------------------
                                           2005        2004(a)      2003(b)      2003         2002(c)      2001
                                       -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $8.38        $8.00        $7.72        $6.02        $6.37        $7.06

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(d)                    .53          .49(e)       .11          .69          .69          .85
Net realized and unrealized
  gain (loss) on investment
  transactions                              .34          .50          .28         1.71         (.24)        (.76)
Net increase in net asset value
  from operations                           .87          .99          .39         2.40          .45          .09

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                        (.55)        (.61)        (.11)        (.70)        (.74)        (.78)
Tax return of capital                        -0-          -0-          -0-          -0-        (.06)          -0-
Total dividends and distributions          (.55)        (.61)        (.11)        (.70)        (.80)        (.78)
Net asset value, end of period            $8.70        $8.38        $8.00        $7.72        $6.02        $6.37

TOTAL RETURN
Total investment return based on
  net asset value(f)                      10.70%       12.82%        5.11%       41.80%        7.38%        1.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                      $213,652     $156,469     $137,709     $118,669      $76,397      $66,750
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                         1.20%        1.23%        1.75%(g)     1.94%        1.88%        2.20%
  Expenses, before waivers/
    reimbursements                         1.20%        1.40%        1.75%(g)     1.94%        1.88%        2.20%
  Expenses, excluding
    interest expense                       1.19%        1.21%        1.47%(g)     1.46%        1.50%        1.47%
  Net investment income                    6.14%        6.04%(e)     7.90%(g)     9.73%       11.02%       12.78%
Portfolio turnover rate                     100%         173%          20%         125%         170%         150%


See footnote summary on page 36.


_______________________________________________________________________________

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 33


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          Class B
                                       ----------------------------------------------------------------------------
                                              Year Ended          September 1,
                                              October 31,           2003 to           Year Ended August 31,
                                       ------------------------   October 31, -------------------------------------
                                           2005        2004(a)      2003(b)      2003         2002(c)      2001
                                       -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $8.45        $8.07        $7.80        $6.09        $6.45        $7.14

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(d)                    .47          .62(e)       .10          .64          .64          .79
Net realized and unrealized
  gain (loss) on investment
  transactions                              .34          .32          .28         1.73         (.24)        (.76)
Net increase in net asset value
  from operations                           .81          .94          .38         2.37          .40          .03

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                        (.49)        (.56)        (.11)        (.66)        (.70)        (.72)
Tax return of capital                        -0-          -0-          -0-          -0-        (.06)          -0-
Total dividends and distributions          (.49)        (.56)        (.11)        (.66)        (.76)        (.72)
Net asset value, end of period            $8.77        $8.45        $8.07        $7.80        $6.09        $6.45

TOTAL RETURN
Total investment return based on
  net asset value(f)                       9.81%       12.02%        4.84%       40.69%        6.50%         .63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                       $53,629      $61,715      $90,443      $89,571      $80,064      $83,706
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                         1.89%        1.94%        2.45%(g)     2.64%        2.58%        2.88%
  Expenses, before waivers/
    reimbursements                         1.90%        2.11%        2.45%(g)     2.64%        2.58%        2.88%
  Expenses, excluding
    interest expense                       1.89%        1.92%        2.17%(g)     2.17%        2.20%        2.17%
  Net investment income                    5.39%        7.57%(e)     7.11%(g)     9.07%       10.25%       11.80%
Portfolio turnover rate                     100%         173%          20%         125%         170%         150%


See footnote summary on page 36.


_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         Class C
                                       ----------------------------------------------------------------------------
                                              Year Ended          September 1,
                                              October 31,           2003 to           Year Ended August 31,
                                       ------------------------   October 31, -------------------------------------
                                           2005        2004(a)      2003(b)      2003         2002(c)      2001
                                       -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $8.47        $8.09        $7.82        $6.10        $6.46        $7.15

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(d)                    .47          .45(e)       .10          .63          .64          .79
Net realized and unrealized
  gain (loss) on investment
  transactions                              .34          .49          .28         1.75         (.24)        (.76)
Net increase in net asset value
  from operations                           .81          .94          .38         2.38          .40          .03

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                        (.49)        (.56)        (.11)        (.66)        (.70)        (.72)
Tax return of capital                        -0-          -0-          -0-          -0-        (.06)          -0-
Total dividends and distributions          (.49)        (.56)        (.11)        (.66)        (.76)        (.72)
Net asset value, end of period            $8.79        $8.47        $8.09        $7.82        $6.10        $6.46

TOTAL RETURN
Total investment return based on
  net asset value(f)                       9.81%       12.00%        4.83%       40.80%        6.50%         .63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                       $91,662      $82,876      $77,657      $73,477      $45,527      $40,667
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                         1.89%        1.92%        2.43%(g)     2.63%        2.56%        2.87%
  Expenses, before waivers/
    reimbursements                         1.89%        2.09%        2.43%(g)     2.63%        2.56%        2.87%
  Expenses, excluding
    interest expense                       1.88%        1.90%        2.16%(g)     2.16%        2.19%        2.16%
  Net investment income                    5.38%        5.51%(e)     7.09%(g)     8.91%       10.16%       11.81%
Portfolio turnover rate                     100%         173%          20%         125%         170%         150%


See footnote summary on page 36.


_______________________________________________________________________________

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 35


(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended October 31, 2004, was to decrease net investment income per share by $.05, $.04 and $.05 and increase net realized and unrealized gain
(loss) on investment transactions per share by $.05, $.04 and $.05 for Class A, Class B and Class C, respectively. Consequently, the ratios of net investment income to average net assets were decreased by 0.56%, 0.57% and 0.55% for Class A, Class B and Class C, respectively.

(b)  The Fund changed its fiscal year end from August 31 to October 31.

(c) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended August 31, 2002, the effect of this change to Class A, B and C was to decrease net investment income per share by $.01 and decrease net realized and unrealized loss on investment transactions per share by $.01. Consequently, the ratio of net investment income to average net assets was decreased from 11.10% to 11.02% for Class A, from 10.34% to 10.25% for Class B and from 10.24% to 10.16% for Class C. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(d)  Based on average shares outstanding.

(e)  Net of expenses waived/reimbursed by the Adviser.

(f) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)  Annualized.


_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Emerging Market Debt Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Emerging Market Debt Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Emerging Market Debt Fund, Inc. at October 31, 2005, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
December 16, 2005


_______________________________________________________________________________

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 37


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the Global Fixed Income: Emerging Market Investment Team. Mr. Paul DeNoon, a member of the Global Fixed Income: Emerging Market Investment Team is responsible for the day-to-day management of the Fund's portfolio.


_______________________________________________________________________________

38 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                               PORTFOLIOS
                                                                                 IN FUND           OTHER
  NAME, ADDRESS,                            PRINCIPAL                            COMPLEX       DIRECTORSHIPS
  DATE OF BIRTH,                           OCCUPATION(S)                       OVERSEEN BY        HELD BY
  (YEAR ELECTED)*                       DURING PAST 5 YEARS                      DIRECTOR         DIRECTOR
------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                    Executive Vice President of                     106         SCB Partners
1345 Avenue of the                  Alliance Capital Management                                Inc.; SCB, Inc.
Americas                            Corporation ("ACMC") since
New York, NY 10105                  2001 and Chairman of the Board
10/2/57                             of AllianceBernstein Investment
(2003)                              Research and Management, Inc.
                                    ("ABIRM"); prior thereto, Chief
                                    Executive Officer of Sanford C.
                                    Bernstein & Co., LLC (institutional
                                    research and brokerage arm of
                                    Bernstein &  Co., LLC ("SCB&Co."))
                                    and its predecessor since prior
                                    to 2000.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, ##        Investment adviser and an                       108             None
2 Sound View Drive                  independent consultant. He
Suite 100                           was formerly Senior Manager
Greenwich, CT 06830                 of Barrett Associates, Inc., a
Chairman of the Board               registered investment adviser,
9/7/32                              with which he had been associ-
(1993)                              ated since prior to 2000. He was
                                    formerly Deputy Comptroller and
                                    Chief Investment Officer of the
                                    State of New York and, prior
                                    thereto, Chief Investment Officer
                                    of the New York Bank for
                                    Savings.

Ruth Block, #, *                    Formerly Executive Vice President               106             None
500 SE Mizner Blvd.                 and Chief Insurance Officer of
Boca Raton, FL 33432                The Equitable Life Assurance
11/7/30                             Society of the United States;
(1993)                              Chairman and Chief Executive
                                    Officer of Evlico (insurance);
                                    Director of Avon, BP (oil and
                                    gas), Ecolab Incorporated
                                    (specialty chemicals), Tandem
                                    Financial Group and Donaldson,
                                    Lufkin & Jenrette Securities
                                    Corporation; Governor at Large,
                                    National Association of
                                    Securities Dealers, Inc.


_______________________________________________________________________________

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 39


                                                                               PORTFOLIOS
                                                                                 IN FUND           OTHER
  NAME, ADDRESS,                            PRINCIPAL                            COMPLEX       DIRECTORSHIPS
  DATE OF BIRTH,                           OCCUPATION(S)                       OVERSEEN BY        HELD BY
  (YEAR ELECTED)*                       DURING PAST 5 YEARS                      DIRECTOR         DIRECTOR
------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

David H. Dievler, #                 Independent consultant. Until                   107             None
P.O. Box 167                        December 1994, he was Senior
Spring Lake, NJ 07762               Vice President of ACMC
10/23/29                            responsible for mutual fund
(1993)                              administration. Prior to joining
                                    ACMC in 1984, he was Chief
                                    Financial Officer of Eberstadt
                                    Asset Management since 1968.
                                    Prior to that, he was a Senior
                                    Manager at Price Waterhouse
                                    & Co. Member of American
                                    Institute of Certified Public
                                    Accountants since 1953.

John H. Dobkin, #                   Consultant. Formerly President                  106             None
P.O. Box 12                         of Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002,
2/19/42                             a Senior Advisor from June 1999-
(1993)                              June 2000 and President of
                                    Historic Hudson Valley (historic
                                    preservation) from December 1989
                                    -May 1999. Previously, Director of
                                    the National Academy of Design
                                    and during 1988-1992, he was
                                    Director and Chairman of the Audit
                                    Committee of ACMC.

Michael J. Downey, #                Consultant since January 2004.                  106         Asia Pacific
c/o Alliance Capital                Formerly managing partner of                                 Fund, Inc.,
Management L.P.                     Lexington Capital, LLC (investment                            and The
Attn: Philip L. Kirstein            advisory firm) from December 1997                            Merger Fund.
1345 Avenue of the                  until December 2003. Prior thereto,
Americas                            Chairman and CEOof Prudential
New York, NY 10105                  Mutual Fund Management from
1/26/44                             1987 to 1993.
(2005)



_______________________________________________________________________________

40 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


                                                                               PORTFOLIOS
                                                                                 IN FUND           OTHER
  NAME, ADDRESS,                            PRINCIPAL                            COMPLEX       DIRECTORSHIPS
  DATE OF BIRTH,                           OCCUPATION(S)                       OVERSEEN BY        HELD BY
  (YEAR ELECTED)*                       DURING PAST 5 YEARS                      DIRECTOR         DIRECTOR
------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

D. James Guzy, #                    Chairman of the Board of PLX                    106       Intel Corporation
P.O. Box 128                        Technology (semi-conductors)                              (semi-conductors),
Glenbrook, NV 89413                 and of SRC Computers, Inc.                                   Cirrus Logic
3/7/36                              with which he has been associated                            Corporation,
(2005)                              since prior to 2000. He is also                           (semi-conductors),
                                    President of the Arbor Company                                 Novellus
                                    (private family investments).                               Corporation
                                                                                               (semi-conductor
                                                                                                 equipment),
                                                                                               Micro Component
                                                                                                 Technology
                                                                                               (semi-conductor
                                                                                               equipment), the
                                                                                               Davis Selected
                                                                                                Advisers Group
                                                                                               of Mutual Funds
                                                                                               and LogicVision.

Marshall C. Turner, Jr., #          Principal of Turner Venture                     106             Toppan
220 Montgomery Street               Associates (venture capital                                Photomasks, Inc.,
Penthouse 10                        and consulting) since prior to                                the George
San Francisco, CA                   2000. Chairman and CEO,                                          Lucas
94104                               DuPont Photomasks, Inc.,                                      Educational
10/10/41                            Austin, Texas, 2003-2005,                                     Foundation,
(2005)                              and President and CEO                                       Chairman of the
                                    since company acquired, and                                   Board of the
                                    name changed to Toppan                                       Smithsonian's
                                    Photomasks, Inc. in 2005                                       National
                                    (semiconductor manufacturing                                   Museum of
                                    services).                                                  Natural History.


*  There is no stated term of office for the Fund's Directors.

** Ms. Block was an "interested person" as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms.Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##  Member of the Fair Value Pricing Committee.

+ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.


_______________________________________________________________________________

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 41


Officers of the Fund

Certain information concerning the Fund's Officers is listed below.


  NAME, ADDRESS*                        POSITION(S)                     PRINCIPAL OCCUPATION
  DATE OF BIRTH                        HELD WITH FUND                   DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer,                      President and Chief             See biography above.
10/2/57                             Executive Officer

Philip Kirstein,                    Senior Vice President           Senior Vice President and Independent
5/29/45                             and Independent                 Compliance Officer of the
                                    Compliance Officer              AllianceBernstein Funds with which he
                                                                    has been associated since October
                                                                    2004. Prior thereto, he was Of Counsel
                                                                    to Kirkpatrick &Lockhart, LLP from
                                                                    October 2003 to October 2004, and
                                                                    General Counsel of Merrill Lynch
                                                                    Investment Managers, L.P. since
                                                                    prior to 2000 until March 2003.

Paul J. DeNoon,                     Vice President                  Senior Vice President of ACMC**, with
4/18/62                                                             which he has been associated since
                                                                    prior to 2000.

Emilie D. Wrapp,                    Secretary                       Senior Vice President, Assistant
11/13/55                                                            General Counsel and Assistant
                                                                    Secretary of ABIRM**, with which she
                                                                    has been associated since prior to
                                                                    2000.

Mark D. Gersten,                    Treasurer and Chief             Senior Vice President of Alliance Global
10/4/50                             Financial Officer               Investor Services, Inc. ("AGIS")**, and
                                                                    Vice President ABIRM**, with which he
                                                                    has been associated since prior to
                                                                    2000.

Vincent S. Noto,                    Controller                      Vice President of AGIS**, with which
12/14/64                                                            he has been associated since prior to
                                                                    2000.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


_______________________________________________________________________________

42 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth
Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 43


NOTES


_______________________________________________________________________________

44 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


GDAR1005


ITEM 2.   CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                               Audit-Related
                           Audit Fees               Fees               Tax Fees
                           ----------          -------------           --------
            2004             $54,000               $6,423               $30,804
            2005             $55,000               $4,222               $18,304

(d)  Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f)  Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                          Total Amount of
                                                         Foregoing Column
                                                       Pre-approved by the
                              All Fees for               Audit Committee
                           Non-Audit Services        (Portion Comprised of
                             Provided to the           Audit Related Fees)
                         Portfolio, the Adviser      (Portion Comprised of
                         and Service Affiliates             Tax Fees)
                         ----------------------       ---------------------
      2004                      $1,138,959                  [$187,227]
                                                            ($156,423)
                                                            ($ 30,804)

      2005                      $  901,522                  [$190,229]
                                                            ($171,925)
                                                            ($ 18,304)


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

          EXHIBIT NO.    DESCRIPTION OF EXHIBIT
          -----------    ----------------------
          12 (a) (1)     Code of Ethics that is subject to the disclosure
                         of Item 2 hereof

          12 (b) (1)     Certification of Principal Executive Officer Pursuant
                         to Section 302 of the Sarbanes-Oxley Act of 2002

          12 (b) (2)     Certification of Principal Financial Officer Pursuant
                         to Section 302 of the Sarbanes-Oxley Act of 2002

          12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to
                         Section 906 of the Sarbanes-Oxley Act of 2002




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant):  AllianceBernstein Emerging Market Debt Fund, Inc.

By:       /s/ Marc O. Mayer
          -------------------
          Marc O. Mayer
          President

Date:     December 29, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Marc O. Mayer
          -------------------
          Marc O. Mayer
          President

Date:    December 29, 2005

By:       /s/ Mark D. Gersten
          -------------------
          Mark D. Gersten
          Treasurer and Chief Financial Officer

Date:    December 29, 2005